UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                    -----------------------------------------


                                    FORM 8-K



                                 CURRENT REPORT


REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of event reported) November 2, 1999



                           Commission File No. 0-25766


                     Community Bank Shares of Indiana, Inc.


             (Exact name of registrant as specified in its charter)



             Indiana                                    35-1938254
            (State or other jurisdiction of       (I.R.S. Employer
             incorporation or organization)  Identification Number)



      101 W. East Spring St., PO Box 939, New Albany, Indiana          47150
      (Address of principal executive offices)                    (Zip Code)


        Registrant's telephone number, including area code 1-812-944-2224

Item 5. Other Events

(a) As detailed in the following press release (see Exhibit 22), James M. Stutsman has stepped down as chief financial officer of Community Bank Shares, Inc. (the "Company").

                     COMMUNITY BANK SHARES OF INDIANA, INC.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned thereunto duly authorized


                                                     COMMUNITY BANK SHARES
                                                     OF INDIANA, INC.
                                                     (Registrant)



     Dated    November 9, 1999               BY:
     -------------------------------            -------------------------------
                                                 Michael L. Douglas
                                                 President and CEO


     Dated    November 9, 1999               BY:
     -------------------------------            -------------------------------
                                                 Paul A. Chrisco
                                                 Acting Chief Accounting Officer